SPDR Series Trust

SPDR® Bloomberg Emerging Markets USD Bond ETF

(the “Fund”)

Supplement dated March 30, 2023 to the Prospectus, Summary Prospectus and Statement of Additional

Information (“SAI”), each dated October 31, 2022, as may be supplemented from time to time

Effective March 31, 2023 (the “Effective Date”), State Street Global Advisors Limited (“SSGA LTD”) will no longer serve as investment sub-adviser to the Fund. Instead, as of the Effective Date, SSGA Funds Management, Inc. (the “Adviser”), the Fund’s investment adviser and an affiliate of SSGA LTD, will delegate certain investment management services for the Fund to SSGA LTD pursuant to a personnel-sharing agreement between the Adviser and SSGA LTD. State Street Global Advisors Singapore Limited will continue to provide certain investment management services to the Fund through a similar personnel-sharing arrangement with the Adviser. This arrangement will not result in any changes to the professionals primarily responsible for the day-to-day management of the Fund or to the Fund’s investment objective, investment strategies or fees. Accordingly, as of the Effective Date:

1)	All references to SSGA LTD as the Fund’s sub-adviser in the Prospectus, Summary Prospectus and SAI are deleted.

2)

The first paragraph beneath the “Portfolio Managers” heading in the “PORTFOLIO MANAGEMENT” section on page 26 of the Prospectus and page 5 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Orhan Imer, Abhishek Kumar, James Kramer, Kheng Siang Ng, Imran Khan and Vernon Loh. Mr. Kumar is part of State Street Global Advisors Limited (“SSGA LTD”), an affiliate of the Adviser, and provides portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA LTD. Mr. Ng, Mr. Khan and Mr. Loh are part of State Street Global Advisors Singapore Limited (“SSGA Singapore”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore.

3)

The following (i) replaces the “Participating Affiliate” paragraph in the “MANAGEMENT” section on page 156 of the Prospectus and (ii) is added as the tenth paragraph in the “INVESTMENT ADVISORY AND OTHER SERVICES” section beginning on page 45 of the SAI:

Participating Affiliates. The Adviser has entered into personnel-sharing arrangements with each of SSGA LTD and SSGA Singapore, each an affiliate of the Adviser. SSGA LTD is an indirect wholly-owned subsidiary of State Street Global Advisors, Inc. (“SSGA, Inc.”) and SSGA Singapore is a direct wholly-owned subsidiary of SSGA, Inc. SSGA, Inc. is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangements, certain employees of SSGA LTD and SSGA Singapore, as “participating affiliates,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer.

These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the SPDR Bloomberg Emerging Markets USD Bond ETF in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike the Adviser, neither SSGA LTD nor SSGA Singapore is registered as an investment adviser with the SEC. Each personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. Prior to March 31, 2023, SSGA LTD was a registered investment adviser with the SEC, and provided investment sub-advisory services to the SPDR Bloomberg Emerging Markets USD Bond ETF. As of December 31, 2022, SSGA Singapore managed approximately $3.65 billion in assets. SSGA Singapore’s principal business address is 168 Robinson Road, #33-01 Capital Tower, Singapore 068912.

4)	The following is added as a footnote to the “Other Accounts Managed as of June 30, 2022” table on page 51 of the SAI:

†	Mr. Kumar is part of SSGA LTD and provide portfolio management services to the SPDR Bloomberg Emerging Markets USD Bond ETF through a personnel-sharing arrangement between the Adviser and SSGA LTD.

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